GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated August 25, 2014

to the GAMCO Global Growth Fund’s Summary Prospectus dated April 30, 2014

Effective immediately, Gabelli Funds, LLC, the Adviser, has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Class I Shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00%.

To reflect this change, the section “Fees and Expenses” for the fund will be replaced in its entirety by the following:

Fees and Expenses of the Global Growth Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Growth Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the “Classes of Shares” on page 30 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.52%	0.52%	0.52%

Total Annual Fund Operating Expenses(1)	1.77%	2.52%	1.52%
Fee Waiver and/or Expense Reimbursement(1)	—	—	(0.52)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.77%	2.52%	1.00%

(1)	Gabelli Funds, LLC, the Adviser, has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Class I Shares of the Global Growth Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00%. The arrangement for the Class I Shares is in effect through April 30, 2016 and may only be terminated by the Board of Directors of the Fund before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$745	$1,100	$1,479	$2,539
Class C Shares	$355	$785	$1,340	$2,856
Class I Shares	$102	$427	$883	$2,152

You would pay the following expenses if you did not redeem your shares of the Global Growth Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$745	$1,100	$1,479	$2,539
Class C Shares	$255	$785	$1,340	$2,856
Class I Shares	$102	$427	$883	$2,152

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